Financial risk management activities (Notes)	6 Months Ended
Jun. 30, 2018
Disclosure of detailed information about financial instruments [abstract]
Disclosure of financial risk management [text block]
Financial risk management activities
Borrowings
The rated bonds are carried at amortised cost and their fair values are their closing market values at the reporting date which results in the difference noted in the table below. The interest rate on the remaining borrowings is reset on a short-term floating rate basis and accordingly the carrying amount is considered to approximate the fair value.

	As at	As at	As at
	Jun	Jun	Dec
	2018	2017	2017
US Dollar million	Reviewed	Reviewed	Audited

Carrying amount	2,051	2,366	2,268
Fair value	2,101	2,470	2,377

Fair Value hierarchy
The group uses the following hierarchy for determining and disclosing the fair value of financial instruments:

Level 1:	quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2:	inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); and

Level 3:	inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The following tables set out the group’s financial assets and liabilities measured at fair value by level within the fair value hierarchy:

Types of instruments:

Equity securities
		Jun	2018			Jun	2017			Dec	2017
	Reviewed				Reviewed				Audited
US Dollar million	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Other equity securities	97	—	—	97	60	—	—	60	80	—	—	80

Environmental obligations
Pursuant to environmental regulations in the countries in which we operate, we are obligated to close our operations and rehabilitate the lands which we mine in accordance with these regulations. As a consequence AngloGold Ashanti is required in some circumstances to provide either reclamations bonds issued by third party entities, establish independent trust funds or provide guarantees issued by the operation, to the respective environmental protection agency or such other government department with responsibility for environmental oversight in the respective country to cover the potential environmental rehabilitation obligation in specified amounts.
In most cases, the environmental obligations will expire on completion of the rehabilitation although in some cases we are required to potentially post bonds for events unknown that may arise after the rehabilitation has been completed.
In South Africa we have established a trust fund which has assets of ZAR 1.065bn and guarantees of ZAR 0.549bn issued by various banks, for a current carrying value of the liability of ZAR 0.771bn. In Australia, since 2014, we have paid into a Mine Rehabilitation Fund an amount of AUD $4.2m for a current carrying value of the liability of AUD $109.8m. At Iduapriem we have provided a bond comprising of a cash component of $9.9m with a further bond guarantee amounting to $35.9m issued by Ecobank Ghana Limited and United Bank for Africa (Ghana) Ltd for a current carrying value of the liability of $43.4m. At Obuasi we have provided a bond comprising of a cash component of $20.3m with a further bank guarantee amounting to $30.0m issued by Nedbank Limited for a current carrying value of the liability of $207m. In some circumstances we may be required to post further bonds in due course which will have a consequential income statement charge for the fees charged by the providers of the reclamation bonds.